SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES AND EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported)
                               JULY 15, 1997

                        AAMES CAPITAL CORPORIATION
                        ---------------------------

          (Exact name of Registrant as specified in its charter)

    CALIFORNIA          333-10185 and 333-21219           95-4438859
----------------         -----------------------          ------------
(State or other                 (Commission            (I.R.S. employer
  jurisdiction of               file numbers)         identification no.)
incorporation)

350 SOUTH GRAND AVENUE
LOS ANGELES, CALIFORNIA                                       90071
--------------------------                                 -------------
(Address of principal executive offices)                  (ZIP Code)


                              (213) 640-5000
                    ----------------------------------
            Registrant's telephone number, including area code

                                 NA
                        --------------------------
        (Former name or former address, if changed since last report)


                    ===================================



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Item 7. Financial Statements; PRO FORMA Financial Information and Exhibits.
        -------------------------------------------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

          20.1 Aames Capital Corporation, Mortgage Pass-Through
     Certificates, Series 1996-A - Statement to Certificateholders

          20.2 Aames Capital Corporation, Mortgage Pass-Through
     Certificates, Series 1996-B - Statement to Certificateholders

          20.3 Aames Capital Corporation, Mortgage Pass-Through
     Certificates, Series 1996-C - Statement to Certificateholders

          20.4 Aames Capital Corporation, Mortgage Pass-Through
     Certificates, Series 1996-D - Statement to Certificateholders

          20.5 Aames Capital Corporation, Mortgage Pass-Through
     Certificates, Series 1997-A - Statement to Certificateholders

          20.6 Aames Capital Corporation, Mortgage Pass-Through
     Certificates, Series 1997-B - Statement to Certificateholders

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                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AAMES CAPITAL CORPORATION

                         By:/s/  Mark E. Elbaum
                            -------------------------------------
                              Mark E. Elbaum
                              Senior Vice President - Finance and
                              Chief Accounting Officer



Dated:  July 25, 1997


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                             INDEX TO EXHIBITS


Exhibit
-------

20.1      Aames Capital Corporation, Mortgage Pass-Through
          Certificates, Series 1996-A - Statement to
          Certificateholders

20.2      Aames Capital Corporation, Mortgage Pass-Through
          Certificates, Series 1996-B - Statement to
          Certificateholders

20.3      Aames Capital Corporation, Mortgage Pass-Through
          Certificates, Series 1996-C - Statement to
          Certificateholders

20.4      Aames Capital Corporation, Mortgage Pass-Through
          Certificates, Series 1996-D - Statement to
          Certificateholders

20.5      Aames Capital Corporation, Mortgage Pass-Through
          Certificates, Series 1997-A - Statement to
          Certificateholders

20.6      Aames Capital Corporation, Mortgage Pass-Through
          Certificates, Series 1997-B - Statement to
          Certificateholders


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